                                    EXHIBIT 1
                                    ---------

                  AGREEMENT AS TO JOINT FILING OF SCHEDULE 13G
                  --------------------------------------------

Each of the undersigned hereby affirms that it is individually eligible to use
Schedule 13G, and agrees that this Schedule 13G is filed on its behalf.

Date: January 23, 1998

                      PRIMERICA LIFE INSURANCE COMPANY

                      By:  /s/ Emil J. Molinaro, Jr.
                         --------------------------------------------
                         Name: Emil J. Molinaro, Jr.
                         Title: Vice President

                      TRAVELERS INSURANCE HOLDINGS INC.

                      By: /s/ Emil J. Molinaro, Jr.
                         --------------------------------------------
                         Name:  Emil J. Molinaro, Jr.
                         Title: Vice President & Assistant Treasurer

                      THE TRAVELERS INSURANCE COMPANY

                      By: /s/ Charles J. Gallo, Jr.
                         --------------------------------------------
                         Name:  Charles J. Gallo, Jr.
                         Title: Assistant Controller

                      THE TRAVELERS INSURANCE GROUP INC.

                      By: /s/ Charles J. Gallo, Jr.
                         --------------------------------------------
                         Name:  Charles J. Gallo, Jr.
                         Title: Assistant Controller

                      PFS SERVICES, INC.

                      By: /s/ Charles J. Gallo, Jr.
                         --------------------------------------------
                         Name:  Charles J. Gallo, Jr.
                         Title: Vice President and Controller

                      ASSOCIATED MADISON COMPANIES, INC.

                      By: /s/ Charles J. Gallo, Jr.
                         --------------------------------------------
                         Name:  Charles J. Gallo, Jr.
                         Title: Vice President and Controller

                      TRAVELERS GROUP INC.

                      By: /s/ Charles J. Gallo, Jr.
                         --------------------------------------------
                         Name:  Charles J. Gallo, Jr.
                         Title: Assistant Controller